Kura Sushi management presentation Farm to market conference, may 19-20, 2021 Exhibit 99.1

Disclaimer This presentation has been prepared for informational purposes only. No money or other consideration is being solicited, and if sent in response, will not be accepted. This presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Company is not under any obligation to make an offering. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the SEC, after such registration statement becomes effective. No such registration statement has been filed as of the date of this presentation. The information included in any registration statement will be more complete than the information the Company is providing now, and could differ in important ways. This presentation, related video and oral communications made during the course of this presentation may contain forward-looking statements that involve risks and uncertainties. In some cases, you can identify forward-looking statements by terms such as “target,” “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “continue,” “predict,” “potential,” “plan,” “anticipate” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include but are not limited to: risks related to the COVID-19 outbreak; our ability to successfully maintain increases in our comparable restaurant sales; our ability to successfully execute our growth strategy and open new restaurants that are profitable; our ability to expand in existing and new markets; our projected growth in the number of our restaurants; macroeconomic conditions and other economic factors; our ability to compete with many other restaurants; our reliance on vendors, suppliers and distributors, including our parent company Kura Sushi, Inc.; concerns regarding food safety and foodborne illness; changes in consumer preferences and the level of acceptance of our restaurant concept in new markets; minimum wage increases and mandated employee benefits that could cause a significant increase in our labor costs; the failure of our automated equipment or information technology systems or the breach of our network security; the loss of key members of our management team; the impact of governmental laws and regulations; volatility in the price of our common stock; and other risks and uncertainties as described in our filings with the Securities and Exchange Commission (“SEC”). Given these assumptions, risks and uncertainties, you should not place undue reliance on these forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. Unless required by United States federal securities laws, we do not intend to update any of these forward-looking statements to reflect circumstances or events that occur after the statement is made. Our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. The market data and certain other statistical information used throughout this presentation are based on independent industry publications, governmental publications, reports by market research firms or other independent sources. Some data are also based on our good faith estimates. Although we believe these third-party sources are reliable, we have not independently verified the information attributed to these third-party sources and cannot guarantee its accuracy and completeness. Similarly, our estimates have not been verified by any independent source. Certain financial measures presented in this presentation, such as Adjusted EBITDA, Adjusted EBITDA margin, Restaurant-level operating profit (loss) and Restaurant-level operating profit (loss) margin, are not recognized under generally accepted accounting principles in the United States (“GAAP”) and are defined in the accompanying Appendix. Such non-GAAP measures are intended as supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. We believe that the use of such non-GAAP measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that such non-GAAP financial measures are not indicative of overall results for the Company, and Restaurant-level operating profit (loss) and Restaurant-level operating profit (loss) margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measure. Because of these limitations, non-GAAP financial measures should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. See the accompanying Appendix for a reconciliation of non-GAAP measures used in this presentation. Additional financial data and other measures for the company, including Average Unit Volume (AUVs) and Comparable restaurant sales growth are defined in the Appendix. By attending or receiving this presentation and viewing the related video, you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business.

Section 1: company Overview Section 1 Company Overview Section 2 Growth and Near-term Strategy Section 3 Financial Appendix A Definitions Appendix B Reconciliations

COMPANY overview Kura experience video

Fiscal Years 2021, 2022 Company overview System footprint and Anticipated New markets GA TX CA IL NJ NV DC WA MI FL AZ NY PA MA MD HI Legend Existing Market Currently Under Construction Identified Market

Non-GAAP: See Appendix B for Reconciliation COMPANY overview Financial snapshot Historical unit growth Recent financial performance 32 (E) (US$ in thousands) Fiscal Year 2019 Fiscal Year 2020 FY20 Q2 FY21 Q2 Average Unit Volumes $3,498 $1,942 n.a. n.a. Comparable Restaurant Sales Growth 6.2% (37.8)% 10.8% (60.2)% Sales $64,245 $45,168 $19,388 $9,082 Operating Income (Loss) $1,661 $(16,498) $(240) $(3,802) Net Income (Loss) $1,456 $(17,358) $(133) $(3,881) Restaurant-Level Operating Profit (Loss)(1) $12,945 ($733) $3,875 $(1,345) Restaurant-Level Operating Profit (Loss) Margin(1) 20.1% (1.6)% 20.0% (41.9)% Adjusted EBITDA(1) $5,195 $(12,995) $980 $(4,696) Adjusted EBITDA margin(1) 8.1% (28.8%) 5.1% (51.7)%

Section 2: growth and Near-term strategy Section 1 Company Overview Section 2 Growth and Near-term Strategy Section 3 Financial Appendix A Definitions Appendix B Reconciliations Appendix C Supplemental Data

GROWTH AND NEAR-TERM Strategy New unit pipeline Robust pipeline for fiscal years 21 and 22 Planned markets and leases under negotiation Under construction Executed leases Bellevue, WA Chandler, AZ Camelback Colonnade, AZ Stonestown Galleria, San Francisco, CA Oakbrook, IL Watertown, MA Alhambra, CA Oxnard, CA Roseville, CA San Diego, CA San Francisco, CA Mizner Park, FL Orlando, FL Buckhead, GA Gwinnett, GA Naperville, IL Jersey City, NJ Long Island, NY Westchester, NY Philadelphia, PA Fort Worth, TX San Antonio, TX

CA Reopening Square Launch GH Launch 4Q20 1Q21 2Q21 3Q21 Growth and near-term strategy Off-premises August September October November December January February March Grubhub $35K $85K $120K $110K $0 $0 $0 $0 Square $0 $0 $0 $50K $540K $520K $430K $460K Total $330K $400K $430K $470K $860K $860 $650 $680K Sales Mix 15.0% 14.2% 12.6% 15.2% 30.8% 27.3% 20.9% 13.0%

(continued) Growth and near-term strategy Off-premises

Section 3: Financial Section 1 Overview Section 2 Growth and Near-term Strategy Section 3 Financial Appendix A Definitions Appendix B Reconciliations Appendix C Supplemental Data

Financial Condensed statements of operations (in thousands, except per share amounts; unaudited) Three Months Ended Six Months Ended February 28, 2021 February 29, 2020 February 28, 2021 February 29, 2020 Sales $ 9,082 $ 19,388 $ 18,496 $ 36,828 Restaurant operating costs: Food and beverage costs 3,175 6,106 6,228 11,799 Labor and related costs 2,061 6,144 6,421 11,785 Occupancy and related expenses 1,627 1,637 3,317 3,076 Depreciation and amortization expenses 1,002 712 1,929 1,375 Other costs 2,051 2,210 4,130 4,257 Total restaurant operating costs 9,916 16,809 22,025 32,292 General and administrative expenses 2,874 2,783 6,395 6,109 Depreciation and amortization expenses 94 36 169 58 Total operating expenses 12,884 19,628 28,589 38,459 Operating loss (3,802) (240) (10,093) (1,631) Other expense (income): Interest expense 53 33 87 67 Interest income (3) (170) (7) (367) Loss before income taxes (3,852) (103) (10,173) (1,331) Income tax expense 29 30 58 26 Net loss $ (3,881) $ (133) $ (10,231) $ (1,357) Net loss per Class A and Class B shares Basic $ (0.46) $ (0.02) $ (1.22) $ (0.16) Diluted $ (0.46) $ (0.02) $ (1.22) $ (0.16) Weighted average Class A and Class B shares outstanding Basic 8,379 8,336 8,363 8,335 Diluted 8,379 8,336 8,363 8,335

Financial Selected Balance Sheet Data and Selected Operating Data (in thousands, except restaurants and percentages; unaudited) February 28, 2021 August 31, 2020 Selected Balance Sheet Data: Cash, cash equivalents and restricted cash $ 2,271 $ 9,259 Total assets $ 118,409 $ 118,379 Loan from affiliate $ 12,000 — Total liabilities $ 81,986 $ 72,666 Total stockholders’ equity $ 36,423 $ 45,713 Three Months Ended Six Months Ended February 28, 2021 February 29, 2020 February 28, 2021 February 29, 2020 Selected Operating Data: Restaurants at the end of period 30 25 30 25 Comparable restaurant sales performance (60.2)% 10.8% (55.2)% 8.9 % EBITDA $ (2,706) $ 508 $ (7,995) $ (198) Adjusted EBITDA $ (4,696) $ 980 $ (8,961) $ 638 Adjusted EBITDA margin (51.7)% 5.1% (48.4)% 1.7 % Operating loss $ (3,802) $ (240) $ (10,093) $ (1,631) Operating loss margin (41.9)% (1.2)% (54.6)% (4.4)% Restaurant-level operating (loss) profit $ (1,345) $ 3,875 $ (2,487) $ 6,899 Restaurant-level operating (loss) profit margin (14.8)% 20.0% (13.4)% 18.7%

Appendix A: definitions Section 1 Company Overview Section 2 Growth and Near-term Strategy Section 3 Summary Appendix A Definitions Appendix B Reconciliations Appendix C Supplemental Data

Appendix a EBITDA, a non-GAAP measure, is defined as net income (loss) before interest, income taxes and depreciation and amortization. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA plus stock-based compensation expense, non-cash lease expense, asset disposals, closure costs and restaurant impairments, as well as certain items that the Company believes are not indicative of its core operating results. Adjusted EBITDA margin is defined as adjusted EBITDA divided by sales. Average Unit Volumes (“AUVs”) consist of the average annual sales of all restaurants that have been open for 18 months or longer at the end of the fiscal year presented. AUVs are calculated by dividing (x) annual sales for the fiscal year presented for all such restaurants by (y) the total number of restaurants in that base. The Company makes fractional adjustments to sales for restaurants that were not open for the entire fiscal year presented (e.g., a restaurant is closed for renovation) to annualize sales for such period of time. The Company did not make any adjustments for the temporary restaurant closures due to COVID-19. Restaurant-level Operating Profit (Loss), a non-GAAP measure, is defined as operating income (loss) plus depreciation and amortization; stock-based compensation expense; pre-opening costs and general administrative expenses which are considered normal, recurring, cash operating expenses and are essential to supporting the development and operations of our restaurants; non-cash lease expense; asset disposals, closure costs and restaurant impairments; less corporate-level stock-based compensation expense recognized within general and administrative expenses. Restaurant-level Operating Profit margin is defined as restaurant-level operating profit (loss) divided by sales. Comparable Restaurant Sales Growth refers to the change in year-over-year sales for the comparable restaurant base. The Company include restaurants in the comparable restaurant base that have been in operation for at least 18 months prior to the start of the accounting period presented, including those temporarily closed for renovations during the year. For restaurants that were temporarily closed for renovations during the year, the Company makes fractional adjustments to sales such that sales are annualized in the associated period. Growth in comparable restaurant sales represents the percent change in sales from the same period in the prior year for the comparable restaurant base. The Company did not make any adjustments for the temporary restaurant closures due to COVID-19. Key financial definitions

Appendix a To supplement the condensed financial statements presented in accordance with U.S. generally accepted accounting principles (“GAAP”), certain financial measures, such as EBITDA, adjusted EBITDA, adjusted EBITDA margin, restaurant-level operating profit (loss) and restaurant-level operating profit margin (“Non-GAAP measures”) are not recognized under GAAP. These Non-GAAP measures are intended as supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. The Company is presenting these Non-GAAP measures because the Company believes that they provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and operating results. However, these measures may not provide a complete understanding of the operating results of the Company as a whole and such measures should be reviewed in conjunction with our GAAP financial results. Additionally, the Company presents restaurant-level operating profit because it excludes the impact of general and administrative expenses which are not incurred at the restaurant-level. The Company also uses restaurant-level operating profit to measure operating performance and returns from opening new restaurants. The Company believes that the use of these Non-GAAP measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that restaurant-level operating profit and restaurant-level operating profit margin are financial measures which are not indicative of overall results for the Company, and restaurant-level operating profit and restaurant-level operating profit margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measures. In addition, you should be aware when evaluating these Non-GAAP measures that in the future the Company may incur expenses similar to those excluded when calculating these measures. The Company’s presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these Non-GAAP measures may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate these Non-GAAP measures in the same fashion. Because of these limitations, these Non-GAAP measures should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. The Company compensates for these limitations by relying primarily on our GAAP results and using these Non-GAAP measures on a supplemental basis. Non-gaap financial measures

Appendix b: reconciliations Section 1 Company Overview Section 2 Growth and Near-term Strategy Section 3 Summary Appendix A Definitions Appendix B Reconciliations Appendix C Supplemental Data

APPENDIX B

# RECONCILIATION OF NET LOSS AND LOSS PER DILUTED SHARE TO ADJUSTED NET LOSS AND ADJUSTED LOSS PER DILUTED SHARE

*(in thousands, except loss per share amounts; unaudited)*

| | Three Months Ended | | Six Months Ended | |
|---|---|---|---|---|
| | February 28, 2021 | February 29, 2020 | February 28, 2021 | February 29, 2020 |
| Net loss | $ (3,881) | $ (133) | $ (10,231) | $ (1,357) |
| Executive transition costs[4] | — | — | 390 | — |
| Employee retention credit[5] | (2,635) | — | (2,635) | — |
| Adjusted net loss | $ (6,516) | $ (133) | $ (12,476) | $ (1,357) |
| Net loss per Class A and Class B shares | | | | |
| Loss per diluted share | $ (0.46) | $ (0.02) | $ (1.22) | $ (0.16) |
| Executive transition costs[4] | — | — | 0.05 | — |
| Employee retention credit[5] | (0.32) | — | (0.32) | — |
| Adjusted loss per diluted share | $ (0.78) | $ (0.02) | $ (1.49) | $ (0.16) |
| Weighted average Class A and Class B shares outstanding | | | | |
| Diluted shares | 8,379 | 8,336 | 8,363 | 8,335 |
| Adjusted diluted shares | 8,379 | 8,336 | 8,363 | 8,335 |

(1) Stock-based compensation expense includes non-cash stock-based compensation, which is comprised of restaurant-level stock-based compensation included in other costs in the statements of operations and corporate-level stock-based compensation included in general and administrative expenses in the statements of operations.

(2) Non-cash lease expense includes lease expense from the date of possession of our restaurants that did not require cash outlay in the respective periods.

(3) Pre-opening costs consist of labor costs and travel expenses for new employees and trainers during the training period, recruitment fees, legal fees, cash-based lease expenses incurred between the date of possession and opening day of our restaurants, and other related pre-opening costs.

(4) Executive transition costs include severance and search fees associated with the transition of our Chief Financial Officer. The income tax impact of this adjustment was immaterial.

(5) Employee retention credit includes a refundable credit recognized under the CARES Act extension. The income tax impact of this adjustment was immaterial.

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APPENDIX B

# RECONCILIATION OF NET LOSS TO EBITDA AND ADJUSTED EBITDA

*(in thousands; unaudited)*

| | Three Months Ended | | Six Months Ended | |
|---|---|---|---|---|
| | February 28, 2021 | February 29, 2020 | February 28, 2021 | February 29, 2020 |
| Net loss | $ (3,881) | $ (133) | $ (10,231) | $ (1,357) |
| Interest expense (income), net | 50 | (137) | 80 | (300) |
| Income tax expense | 29 | 30 | 58 | 26 |
| Depreciation and amortization expenses | 1,096 | 748 | 2,098 | 1,433 |
| EBITDA | (2,706) | 508 | (7,995) | (198) |
| Stock-based compensation expense(1) | 309 | 211 | 575 | 332 |
| Non-cash lease expense(2) | 336 | 261 | 704 | 504 |
| Executive transition costs(4) | — | — | 390 | — |
| Employee retention credit(5) | (2,635) | — | (2,635) | — |
| Adjusted EBITDA | $ (4,696) | $ 980 | $ (8,961) | $ 638 |

(1) Stock-based compensation expense includes non-cash stock-based compensation, which is comprised of restaurant-level stock-based compensation included in other costs in the statements of operations and corporate-level stock-based compensation included in general and administrative expenses in the statements of operations.

(2) Non-cash lease expense includes lease expense from the date of possession of our restaurants that did not require cash outlay in the respective periods.

(3) Pre-opening costs consist of labor costs and travel expenses for new employees and trainers during the training period, recruitment fees, legal fees, cash-based lease expenses incurred between the date of possession and opening day of our restaurants, and other related pre-opening costs.

(4) Executive transition costs include severance and search fees associated with the transition of our Chief Financial Officer. The income tax impact of this adjustment was immaterial.

(5) Employee retention credit includes a refundable credit recognized under the CARES Act extension. The income tax impact of this adjustment was immaterial.

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APPENDIX B

# RECONCILIATION OF OPERATING LOSS TO RESTAURANT-LEVEL OPERATING PROFIT (LOSS)

*(in thousands; unaudited)*

| | Three Months Ended | | Six Months Ended | |
|---|---|---|---|---|
| | February 28, 2021 | February 29, 2020 | February 28, 2021 | February 29, 2020 |
| Operating loss | $ (3,802) | $ (240) | $ (10,093) | $ (1,631) |
| Depreciation and amortization expenses | 1,096 | 748 | 2,098 | 1,433 |
| Stock-based compensation expense[1] | 309 | 211 | 575 | 332 |
| Non-cash lease expense[2] | 336 | 261 | 704 | 504 |
| Pre-opening costs[3] | 326 | 303 | 561 | 448 |
| Employee retention credit[5] | (2,635) | — | (2,635) | — |
| General and administrative expenses | 2,874 | 2,783 | 6,395 | 6,109 |
| Corporate-level stock-based compensation and employee retention credit included in general and administrative expenses | 151 | (191) | (92) | (296) |
| Restaurant-level operating (loss) profit | $ (1,345) | $ 3,875 | $ (2,487) | $ 6,899 |

(1) Stock-based compensation expense includes non-cash stock-based compensation, which is comprised of restaurant-level stock-based compensation included in other costs in the statements of operations and corporate-level stock-based compensation included in general and administrative expenses in the statements of operations.

(2) Non-cash lease expense includes lease expense from the date of possession of our restaurants that did not require cash outlay in the respective periods.

(3) Pre-opening costs consist of labor costs and travel expenses for new employees and trainers during the training period, recruitment fees, legal fees, cash-based lease expenses incurred between the date of possession and opening day of our restaurants, and other related pre-opening costs.

(4) Executive transition costs include severance and search fees associated with the transition of our Chief Financial Officer. The income tax impact of this adjustment was immaterial.

(5) Employee retention credit includes a refundable credit recognized under the CARES Act extension. The income tax impact of this adjustment was immaterial.

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Appendix C: supplemental data Section 1 Company Overview Section 2 Growth and Near-term Strategy Section 3 Summary Appendix A Definitions Appendix B Reconciliations Appendix C Supplemental Data

APPENDIX C

WEEKLY EXPENDITURE ANALYSIS

Expenditure Bucket	FY20 Q4 (A)	FY21 Q1 (A)	FY21 Q2 (A)	FY21 Q3 – Q4 (E)
Capex	$400K	$500K	$255K	$250K
G&A[1]	$225K	$250K	$255K	$300K - $310K
RL Expenditures	$225K	$75K	$100K	-
Total	**$850K**	**$825K**	**$610K**	-

(1) All G&A figures are exclusive of Employee Retention Credits.

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2Q21 3Q21 (All dates refer to the beginning of each month) Appendix c Summary of Store operation Status December January February March April California Stores (15 units as of December) Indoor 0 0 0 0 16 (3) Outdoor + Off –Prem 9 0 12 12 0 Off-Prem Only 6 15 1 1 0 Closed 0 0 2 2 0 Other Markets (13 units as of December) Indoor 12 12(1) 14 15(2) 15 Outdoor + Off-Prem 0 1 0 0 0 Off-Prem Only 1 1 0 0 0 Closed 0 0 0 0 0 Opening of Aventura, FL location. Opening of Troy, MI location. Opening of Sherman Oaks, CA location. Permitted Operations Early December 2020 – Texas reduces capacities from 75% to 50%, and CA bans indoor and outdoor dining statewide. Late January 2021 – CA removes outdoor dining restrictions. Late February 2021 – the winter storm in Texas forces store closures lasting from several days up to a week. Texas also increases capacities from 50% to 75%. Mid-March 2021 – CA dining rooms begin reopening over the course of the month at 25% capacity. TX removes all seating capacity restrictions. Late March 2021 – Orange County increases seating capacities to 50%. Early April 2021 – Los Angeles County increases seating capacities to 50%. Mid-April 2021 – All of our CA markets are operating at 50% capacity, with the exception of Sacramento, which remained at 25%.

Appendix c Recent trends November December January February March(1) Revenue $3.1M $2.8M $3.2M $3.1M $5.1M Comp Sales (53)% (64)% (60)% (57)% (31)% CA Comps (65)% (82)% (81)% (68)% (50)% TX Comps (33)% (35)% (28)% (45)% (6)% Store Performance November December January February March CA 8 0 0 0 0 Non-CA 12 12 12 14 15 Store Count with Indoor Dining March comparisons are made against FY19 to evaluate current performance against pre-pandemic performance.